EXHIBIT 10.2(A)

AMENDMENT NO. 1 TO

AMENDED AND RESTATED PATENT AND TECHNOLOGY

LICENSE AGREEMENT

This Amendment No. 1 to Amended and Restated Patent and Technology License Agreement (the “Amendment No. 1”), effective as of October 22, 2015 (the “Amendment No. 1 Effective Date”), is entered into by and between Fred Hutchinson Cancer Research center, a Washington state non-profit organization having offices at 1100 Fairview Avenue North, Seattle, Washington 98109 (“FHCRC”), and Juno Therapeutics, Inc., a Delaware corporation having offices located at 307 Westlake Avenue North, Suite 300, Seattle, Washington 98019 (“LICENSEE”).

WHEREAS, the parties entered into an Amended and Restated Patent and Technology License Agreement dated as of October 16, 2013 (the “Original Agreement”); and

WHEREAS, the parties wish to amend the Original Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the premises and mutual promises set forth in this Agreement, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, FHCRC and LICENSEE hereby agree as follows:

1. Definitions. The term “Agreement” as used in this Amendment No. 1 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, the capitalized terms used herein and in the Original Agreement shall have the meaning set forth in the Original Agreement.

2. Survival of Agreement Terms. Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

3. Amendment. The amendments made hereby are made pursuant to Section 15.1 of the Original Agreement.

4. Consideration. As additional consideration for adding provisional application United States serial number [***] entitled “[***]” and filed on [***] to Exhibit A, Juno will pay [***].

5. Exhibit A. Exhibit A of the Original Agreement is hereby deleted and replaced in its entirety with the Exhibit A attached hereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6. Miscellaneous. This Amendment No. 1 may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, with facsimile and .pdf signatures binding as if originally executed. No agreements altering or supplementing the terms hereof will be made except by a written document signed by both parties. This Amendment No. 1 will be governed by, construed and enforced in accordance with the internal laws of the State of Washington, without giving effect to principles and provisions thereof relating to conflict or choice of laws irrespective of the fact that any one of the parties is now or may become a resident of a different state.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be signed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

FRED HUTCHINSON CANCER	JUNO THERAPEUTICS, INC.
RESEARCH CENTER

/s/ Nicole C. Robinson	/s/ Hans Bishop
Signature	Signature

Nicole C. Robinson, Ph.D.	HANS BISHOP
Printed Name	Printed Name

Vice President, Business Development Industry Relations	CHIEF EXECUTIVE OFFICER
Title	Title

10/22/15	OCTOBER 22, 2015
Date	Date

[Signature Page to Amendment No. 1 to Amended and Restated Patent and

Technology License Agreement]

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EXHIBIT A

PATENT RIGHTS

(as of September 21, 2015)

SeedIP Ref (360056-)	Application No. Patent No./ Publication No.	Filing Date Publication/ Issue Date (MM-DD-YYYY)

407 Family

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

412 Family

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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425 Family

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

* FHCRC’s right, title and interest only. Co-Owned with Seattle Children’s Research Institute.

427 Family

[***]

433 Family

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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